UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2008

NewCardio, Inc.
(Exact name of Company as specified in its charter)

Delaware	333-132621	20-1826789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

2350 Mission College Boulevard, Suite 1175, Santa Clara CA	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 516-5000

N/A

(Former name or former address, if changed since last report)

|_|           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)              On May 14, 2008, the board of directors (the “Board”) of the Registrant (the “Company”) elected James A. Heisch to the Board.  As a director, Mr. Heisch received a stock option grant, pursuant to the Company’s 2004 Incentive Stock Plan, of 100,000 shares of common stock, vesting in equal monthly increments over 48 months.   If not assumed or replaced by a surviving or acquiring corporation, the stock option will accelerate in full in the event of a “Corporate Transaction” (as defined in the Plan).  Mr. Heisch is also entitled to receive $1,500 for each meeting of the Board he attends in person.

Item 9.01  Financial Statements And Exhibits.

(d)              Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 15, 2008

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calypte Biomedical Corporation

Date: May 20, 2008	By:	/s/ Richard D. Brounstein
Richard D. Brounstein
Chief Financial Officer